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                                                                   EXHIBIT 10.54

                               LICENSE AGREEMENT


     AGREEMENT dated as of                    , 1996 between Texas Airsonics
L.P., a limited partnership, wherein Charles A. Nichols, Wayne Johnson II and Ben J. Gallant are general partners, having a place of business at 3141 Gollihar, Corpus Christi, Texas 78415 ("Licensor"), Texas Airsonics, Inc., a Texas corporation having a place of business at 5555 Bear Lane, Corpus Christi, Texas 78405 ("Licensee"), and a wholly owned subsidiary of American Dental Technologies, Inc. ("ADT"), a Delaware corporation having a place of business at 28411 Northwestern Highway, Suite 1100, Southfield, Michigan 48034.

     WHEREAS, pursuant to Article 12 of the Agreement and Plan of Reorganization entered into as of November 22, 1995 ("Merger Agreement") between Licensee and ADT, all industrial patent rights of Licensee are to be transferred to Licensor subject to a license agreement and are being transferred concurrent with this Agreement; and

     WHEREAS, the Merger Agreement has been approved by the shareholders of ADT and Licensee and, therefore; Licensee, Licensor and ADT are desirous of implementing the terms of the Merger Agreement;

     NOW, THEREFORE, in consideration of the above premises and the mutual covenants and conditions hereinafter contained, the parties hereby covenant and agree as follows:

     1. Definitions

     (a) Whenever used in this Agreement, unless otherwise clearly indicated in the context, the following terms shall have the meanings defined in this
Article 1.

     (b) Effective Time has the same meaning as provided in the Merger Agreement by and between Licensee, ADT and ADT Merger Corp., a Texas corporation, wherein Licensee will become a wholly-owned subsidiary of ADT.

     (c) Patent Rights means Licensor's rights in or under the patents and patent applications now licensable by Licensor as listed in the Patent Schedule attached hereto as Exhibit A. Patent Rights also means Licensor's rights in the patents and patent applications acquired by license from ADT as listed in the License Schedule attached hereto as Exhibit B. The rights in the patents and patent applications listed in Exhibits A and B shall extend to any divisions, continuations, reissues or re-examination certificates thereof and in any and all patents issuing thereon throughout all countries of the world.

     (d) Industrial Products means any product sold by Licensee and ADT, their affiliates or assigns, which is not intended for ultimate use in the dental field.

     2. License

     (a) Licensor hereby grants, and Licensee hereby accepts, upon the terms and conditions set forth in this Agreement, the sole and exclusive license to use the Patent Rights in manufacture, use and sale of Industrial Products.


     (b) Licensee shall, at its sole expense, diligently prosecute patent applications and maintain patents within the Patent Rights listed in Exhibit A during the term of this Agreement. In no event shall Licensee be obligated to continue prosecution of any application beyond the level of a final rejection by the appropriate examining authority. In the event that Licensee elects not to proceed with the prosecution of any application listed in Exhibit A beyond the level of final rejection by the appropriate examining authority, Licensee shall give timely notice to Licensor of its intention and shall afford Licensor the right to continue prosecution at Licensor's sole expense.

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     (c) Modifications by Licensee:  Licensee may, in such manner as it deems fit and at its sole cost and expense, modify, alter, change or improve any component or assembly of components which comprises the licensed Industrial Products and use the same by itself or in combination with any other product, component or assembly of the components in accordance with paragraph 2(a) hereof and the covenants and conditions of this Agreement.

     3. Financial Terms

     (a) Licensee Fee: Licensee shall pay to Licensor a Licensee Fee of eight percent (8%) of Licensee's Revenues, as hereinafter defined from Industrial Products sold or otherwise put into use.

     (b) "Licensee's Revenues" Defined: As used herein, the term "Licensee's Revenues" shall mean all sums invoiced by Licensee to its customers of Industrial Products, whether from sales, rentals, leases, licenses or otherwise, less only returns, uncompleted on-approval sales, shipping charges and sales, use and excise taxes and customs duties separately stated on invoices to Licensee's customers.

     (c) Method of Payment; Books and Records: The License Fee shall be paid to Licensor in accordance with the following terms and conditions:

     (i) Statements: License Fees shall become payable to Licensor upon the shipment of Industrial Products by Licensee to Licensee's customers. Within thirty (30) days of the end of each fiscal quarter of each of Licensee's fiscal years during the term of this Agreement, Licensee shall deliver to Licensor a statement showing in reasonable detail all shipments in respect of Industrial Products made during such period and all License Fees which are payable by virtue of such shipments. Each such statement shall be accompanied by Licensee's check in payment of the License Fees for such period.

     (ii) Books and Records: Licensee shall keep and maintain accurate and complete books and records relating to all matters affecting License Fees payable hereunder. Licensor and Licensor's agents and representatives shall have the right, at reasonable times and on reasonable notice, to audit such books at Licensee's offices. Except as may be required in connection with the resolution of any dispute arising under this Agreement, Licensor shall keep in confidence all information furnished to it, either in the form of the statement of License Fees delivered by Licensee, or any information which it might gain or gather from the examination or audit of Licensee's books. If any audit discloses any error, the parties shall, by appropriate payment forthwith, adjust the same. If any such audit discloses errors exceeding ten percent (10%) of the amount paid to Licensor as License Fees for the audited period, the cost of such audit shall be borne by Licensee. Otherwise, such cost shall be borne by Licensor.

     (iii) Currency; Exchange Rate: The amounts payable hereunder shall be paid by a check of the party drawn in United States dollars. To the extent required under this Agreement, all amounts stated in a currency other than United States dollars shall be translated into United States dollars, applying a quarterly average conversion rate of exchange, calculated using the prevailing New York rate(s) on the last day of each month in the quarter in which any such computation must be made.


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     4. Term

     (a) Unless sooner terminated, this Agreement shall remain in effect for a term of six (6) years from the Effective Time.

     (b) Termination for Breach or Default: If Licensee shall materially breach or default under this Agreement, the Licensor may give written notice of its intention to terminate this Agreement, stating in reasonable detail the nature of the breach or default. If Licensee fails to cure or remedy its breach or default within thirty (30) days of receipt, Licensor may, while such breach or default continues, terminate this Agreement forthwith on written notice. Failure to timely pay the License Fee due hereunder shall be a material breach or default.

     (c) Termination for Other Events: In the event ADT is acquired or transfers or sells substantially all (2/3's or more) of its dental business (including a merger with, or acquisition by another company) within three (3) years from the Effective Time, this Agreement shall terminate immediately upon such transfer or sale. In such event, Licensor shall be the sole owner of the Patents and Patent Rights listed in Exhibit A and its License Rights in the patents and Patent Rights of Exhibit B shall become irrevocable.

     (d) Assignment of Patent Rights: Texas Airsonics L.P. shall assign, transfer and convey the entire Patent Rights to ADT, if, at six (6) years and one (1) day from the Effective Time there exists no material breach or default by Licensee or ADT hereunder.

     5. Relationship

     Nothing contained in this Agreement shall be construed by the parties hereto, or by any third party, as constituting the parties as principal and agent, partners or joint venturers, nor shall anything herein (except as otherwise specifically provided) render either party liable for the debts and obligations of the other, it being understood and agreed that the only relationship between the parties is that of Licensor and Licensee.

     6. Rights and Responsibilities of Parties

     (a) Licensee shall be responsible for all manufacturing, marketing and support activities and the expense attendant thereto.

     (b) Licensee shall be solely responsible for any liability imposed on Licensor, Licensee or any third party arising from the design, manufacture, distribution or use of any of the Industrial Products. Licensee shall defend, indemnify and hold Licensor harmless from and against any and all claim for loss, liability, damage or expense (including reasonable attorneys' fees) arising out of or in connection with this covenant.

     7. Assignment
     Prior to three (3) years and one (1) day from the Effective Time, this Agreement and all rights and duties hereunder are personal to each party and shall not, without the prior written consent of the other party, be assigned or sublicensed. However, either party may, without such consent, assign its rights or obligations under this Agreement to a corporation controlling, controlled by or under common control with the assigning party; and provided further that in the event of any such assignment without consent, the parties hereto shall continue to be liable as guarantors of their respective obligations hereunder.

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     8. Waiver

     None of the terms of this Agreement may be waived or modified, except by an express agreement in writing signed by both parties. The failure of either party hereto to enforce, or the delay by either party in enforcing any of its rights under this Agreement shall not be deemed a continuing waiver or a modification thereof and either party may, within the time provided by applicable law, commence appropriate legal proceedings to enforce any or all of such rights.

     9. Infringement by Third Parties

     If any party shall learn of any infringement or apparent infringement of any patent of the Patent Rights of Exhibit A or other proprietary right relating to the Industrial Products by any third party, it shall promptly notify the other party stating in reasonable detail the facts known to it. In any such case, Licensee may take such steps as it deems appropriate, in its name and at its expense, and in its sole discretion, against the person or persons thought to be infringing, including, without limitation commencement, prosecution and settlement of legal actions or proceedings, and Licensee shall be entitled to:

     (i) reimburse itself from all amounts recovered by way of settlement or by court aware for all expenses incurred in such action or proceedings; and

     (ii) retain ninety-two percent (92%) of all amounts recovered (after such reimbursement) by way of settlement or, by court award, with the balance paid to Licensor. Licensor shall cooperate in such proceedings in all respects reasonably requested by Licensee.

     10. Name

     Licensee consents to the use of the name Texas Airsonics, by Licensor, as its business or tradename during the term of this Agreement but gives no consent to use of the name as a trademark on products or as a service mark promoting in any manner the marketing of services. In the event this Agreement is terminated pursuant to the provisions of Section 4(c), Licensor shall have the exclusive use of the name Texas Airsonics and Licensee shall cease using the name.

     11. Inclusive Reference

     Any provision herein in which reference is made to Licensee shall be deemed to include, and be binding upon, ADT, ADT Merger Corp., their successors and assigns.

     12. Future Licenses

     In the event this Agreement is terminated pursuant to the provisions of
Section 4(c), Licensee shall grant Licensor a royalty free, exclusive and irrevocable license for all, non-dental applications to all patents and/or patent applications, know-how, proprietary information and technology developed by Licensee, after the Effective Time, to the date of the termination of this Agreement.

     13. Entire Agreement

     This Agreement and the License Schedule incorporated herein constitute the entire Agreement between the parties with respect to the subject matter thereof. There are no representations, promises, warranties, covenants, or undertakings other than those contained in this Agreement.

     14. Survival

     All provisions of this Agreement relating to confidentially, indemnification or the rights and obligations of the parties after termination of this Agreement shall be deemed to survive such termination.

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     15. Notices

     All notices, reports and other documents provided for herein shall be deemed to have been given or made when mailed, postage prepaid, or delivered by telex or cable, addressed to the parties at their respective addresses set forth above or such other addresses as either of the parties hereto may designate in writing to the other from time to time for such purpose.

     16. Construction

     The operation and interpretation of this Agreement shall be governed by the laws of the State of Texas. The titles of the Sections of this Agreement are for convenience only and shall not define or limit any of the terms or provisions hereof.

     17. Arbitration

     Any dispute or disagreement between the parties hereto arising out of or connected by this Agreement shall be decided by arbitration. Arbitration may be brought by Licensor in Corpus Christi, Texas and by Licensee and ADT in Oakland County, Michigan. The arbitration will be conducted by an arbitrator appointed by the American Arbitration Association and pursuant to the rules of the American Arbitration Association. The decision rendered by the arbitrator will be final and non-appealable. The substantially prevailing party shall be awarded its costs incurred in the arbitration proceeding, including reasonable attorney fees.

     IN WITNESS WHEREOF, the parties hereto have signed and sealed this License Agreement the day and year first above written.


           TEXAS AIRSONICS L.P.                TEXAS AIRSONICS L.P.


           By:                                 By:
              -------------------------------     ------------------------------

           Title:                              Title:
                 ----------------------------        ---------------------------


           TEXAS AIRSONICS L.P.                TEXAS AIRSONICS, INC.


           By:                                 By:
              -------------------------------     ------------------------------

           Title:                              Title:
                 ----------------------------        ---------------------------


           AMERICAN DENTAL TECHNOLOGIES, INC.  ADT MERGER CORP.


           By:                                 By:
              -------------------------------     ------------------------------

           Title:                              Title:
                 ----------------------------        ---------------------------


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                          LICENSE SCHEDULE / EXHIBIT A

                                    PATENTS


          Canadian Patent No:   1,213,144
          Issue Date:           October 28, 1986
          Subject:              HELICAL PARTICLE FEED

          Canadian Patent No.:  1,216,272
          Issue Date:           January 6, 1987
          Subject:              PINCH TUBE SHUT-OFF DEVICE

          British Patent No.:   2,145,389
          Issue Date:           October 28, 1987
          Subject:              SYSTEM FOR STORING & FEEDING ABRASIVE

          U.S. Patent No.:      4,708,534
          Filing Date:          November 24, 1987
          Subject:              SYSTEM FOR STORING & FEEDING ABRASIVE

          Canadian Patent No.:  1,229,984
          Issue Date:           December 8, 1987
          Subject:              SYSTEM FOR STORING & FEEDING ABRASIVE

          U.S. Patent No.:      4,733,503
          Issue Date:           March 29, 1988
          Subject:              HIGH PRESSURE ABRASIVE JET UNIT

          U.S. Patent No.:      4,893,440
          Issue Date:           January 16, 1990
          Subject:              ABRASIVE JET MACHINING

          French Patent No.:    84 13194
          Issue Date:           March 16, 1990
          Subject:              SYSTEM FOR STORING & FEEDING ABRASIVE

          Japanese Patent No.:  1,571,789
          Issue Date:           July 25, 1990
          Subject:              SYSTEM FOR STORING & FEEDING ABRASIVE

          Canadian Patent No.:  1,277,837
          Filing Date:          December 18, 1990
          Subject:              HIGH PRESSURE ABRASIVE JET UNIT

          French Patent No.:    306,492
          Issue Date:           September 22, 1993
          Subject:              HIGH PRESSURE ABRASIVE JET UNIT

          German Patent No.:    3787529.9
          Issue Date:           September 22, 1993
          Subject:              HIGH PRESSURE ABRASIVE JET UNIT

          British Patent No.:   306,492
          Issue Date:           September 22, 1993
          Subject:              HIGH PRESSURE ABRASIVE JET UNIT


                              PATENT APPLICATIONS

           German Serial No.:  341445.8
           Filing Date:        August 27, 1984
           Subject:            SYSTEM FOR STORING & FEEDING ABRASIVE

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                          LICENSE SCHEDULE / EXHIBIT B


                                   PATENTS


          U.S. Patent No.:         5,330,354
          Issue Date:              July 19, 1994
          Subject:                 Air Abrasive Dental System

          U.S. Patent No.:         5,350,299
          Issue Date:              September 27, 1994
          Subject:                 Air Abrasive Dental System


                             PATENT APPLICATIONS


          Australian Serial No.:   39397/93
          Filing Date:             March 26, 1993
          Subject:                 Air Abrasive Dental System

          Canadian Serial No.:     2,132,972
          Filing Date:             March 26, 1993
          Subject:                 Air Abrasive Dental System

          European Serial No.:     93 908651.8
                                   Designating all EP countries
          Filing Date:             March 26, 1993
          Subject:                 Air Abrasive Dental System

          Japanese Serial No.:     05 517615
          Filing Date:             March 26, 1993
          Subject:                 Air Abrasive Dental System

          Korean Serial No.:       94 703416
          Filing Date:             March 26, 1993
          Subject:                 Air Abrasive Dental System

          New Zealand Serial No.:  251630
          Filing Date:             March 26, 1993
          Subject:                 Air Abrasive Dental System

          U.S. Serial No:          08/276,964
          Filing Date:             July 19, 1994
          Subject:                 Servo Valve for Air Abrasive System

          PCT Serial No.:          PCT/US95/09146
                                   Designating all PCT countries
          Filing Date:             July 17, 1995
          Subject:                 Servo Valve for Air Abrasive System